SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_]  Preliminary Proxy Statement                  [_] Soliciting Material Under Rule
[_]  Confidential, For Use of the                        14a-12
       Commission Only (as permitted
       by Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement
[x]  Definitive Additional Materials

Marsico Investment Fund
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(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]  No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)  Title of each class of securities to which transaction applies:
____________________________________________________________________________________
2)  Aggregate number of securities to which transaction applies:
3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4)  Proposed maximum aggregate value of transaction:
____________________________________________________________________________________
5)  Total fee paid:
[_] Fee paid previously with preliminary materials:
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
____________________________________________________________________________________
      1) Amount previously paid:
____________________________________________________________________________________
      2) Form, Schedule or Registration Statement No.:
____________________________________________________________________________________
      3) Filing Party:
____________________________________________________________________________________
      4) Date Filed:

UMB FUND SERVICES, INC
803 West Michigan Street
Milwaukee, Wisconsin 53233
414.299.2000

November 9, 2007

U.S. Securities and Exchange Commission
100 F Street N.E.
Washington, D.C. 20549

Re:	Marsico Investment Fund
Registration Nos. 333-36975; 811-8397

Ladies and Gentlemen:

On behalf of the above-reference registered investment company (the “Company”), transmitted herewith for filing pursuant to Section 14 of the Securities and Exchange Act of 1934, as amended, are definitive forms of proxy solicitation material.

Questions regarding this filing may be directed to the undersigned at 414.299.2295.

Sincerely,

/s/Constance Dye Shannon

Senior Vice President and General Counsel

Encl.

Marsico Funds

PROXY LITE MESSAGE

“Hello.

We're calling because you are a shareholder with the Marsico Funds and we urgently need your vote on an important proposal concerning your Fund. Because of a lack of shareholder participation, we recently had to delay the completion of our shareholder meeting. Your proxy vote today can help us conclude this process.

We have sent you several packages containing information about the meeting, including everything you need to vote your shares. We ask that you vote right now and avoid us having to contact you again with additional calls and mailings.

The quickest way to record your vote is by using the phone or the Internet. All the details, including your control number, are in the packages we have sent. If you have any questions or no longer have your voting information, please call us at (1-877-333-2261).

All of us at the Marsico Funds sincerely thank you for your vote.

Goodbye.”

Marsico Funds

PROXY LITE MESSAGE #2

“Hello.

The Marsico Funds needs your vote on an important proposal in order to complete our required shareholder meeting. We urgently need you to vote your shares today.

Please refer to the packages we have sent you and record your vote now by using the phone or the Internet. If you have any questions or no longer have your Marsico Funds voting information, please call us at (1-877-333-2261). Again, if you have questions on how to cast your Marsico Funds vote, please call us at (1-877-333-2261).

Thank you for your attention. Goodbye.”